SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENT
SUBSEQUENT EVENT

NOTE 19:-   SUBSEQUENT EVENT

1.On January 31, 2022, the Company declared a cash dividend of $0.18 per share. The dividend, in the aggregate amount of approximately $5.8 million, was paid on March 1, 2022 to all of the Company’s shareholders of record on February 15, 2022.

2.Subsequent to December 31, 2021, the Company repurchased additional 720,124 of its ordinary shares for an aggregate consideration of $20,869.